Earnings per share (EPS) - Calculation of Basic and Diluted EPS (Details) - GBP (£) £ / shares in Units, £ in Millions, shares in Millions	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Earnings per share [abstract]
Earnings	£ 205	£ 112
Weighted average shares used in basic EPS calculation (million) (shares)	1,075	1,071
EPS (pounds per share)	£ 0.191	£ 0.105
Diluted earnings	£ 205	£ 112
Weighted average shares used in diluted EPS calculation (shares)	1,092	1,091
Diluted EPS (pounds per share)	£ 0.188	£ 0.103